UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2007
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA	I-15449	72-0693290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive officers) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Item 6-Selected Financial Data
Item 7-Management's discussion and Analysis of Financial Condition and Results of Operations
Item 8-Consolidated Financial Statements
Ratio of Earnings to Fixed Charges

Item 8.01 Other Events.
          During the first six months of 2007, Stewart Enterprises, Inc. (the “Company”) sold three facilities with total assets of $2.8 million. The Company is filing the historical annual financial information included in this Current Report on Form 8-K to show the effect of the reclassification of these three businesses previously identified as continuing operations in its Annual Report on Form 10-K for the year ended October 31, 2006 (the “2006 10-K”) into discontinued operations for the periods presented. The treatment of these businesses as continuing operations was appropriate for the Company’s 2006 10-K as these businesses did not meet the related requirements for discontinued operations reporting until fiscal year 2007. Thus, the filing of this Form 8-K is not an amendment to the 2006 10-K.
          The Company is preparing to deliver an offering memorandum in connection with a proposed private offering of convertible notes, which will incorporate by reference the 2006 10-K and this Form 8-K. The information in this Form 8-K is responsive to an accounting requirement to treat discontinued operations consistently in the historical financial statements incorporated by reference into documents such as the offering memorandum.
          The reclassification of the remaining three businesses sold during the first half of fiscal year 2007 has no effect on the Company’s total net income or loss as reported in the Company’s financial statements included in the 2006 10-K, and has no effect on total shareholders’ equity or the statement of cash flows. The tables below summarize the impact of the reclassification on the key items in the Company’s income statement.
Statement of Earnings Data-As Previously Reported

	Year Ended October 31,
	2006	2005	2004	2003	2002
	(dollars in thousands, except per share amounts)
Total revenues	$517,660	$492,636	$493,281	$477,589	$525,629
Total gross profit	$114,894	$102,217	$114,956	$98,517	$112,052
Earnings from continuing operations	$37,544	$8,718	$30,953	$1,630	$11,111
Diluted earnings per common share from continuing operations	$.35	$.08	$.29	$.01	$.10
Earnings (loss) from discontinued operations	$49	$1,136	$5,739	$(19,662)	$1,182
Diluted earnings (loss) per common share from discontinued operations	$—	$.01	$.05	$(.18)	$.01
Statement of Earnings Data-As Reclassified

	Year Ended October 31,
	2006	2005	2004	2003	2002
	(dollars in thousands, except per share amounts)
Total revenues	$517,092	$491,955	$492,711	$476,790	$524,996
Total gross profit	$114,894	$102,070	$114,828	$98,246	$111,862
Earnings from continuing operations	$37,539	$8,623	$30,874	$1,459	$10,990
Diluted earnings per common share from continuing operations	$.35	$.08	$.29	$.01	$.10
Earnings (loss) from discontinued operations	$54	$1,231	$5,818	$(19,491)	$1,303
Diluted earnings (loss) per common share from discontinued operations	$—	$.01	$.05	$(.18)	$.01
          As a result of the reclassifications, the balance sheet line items for these three facilities were removed from their respective categories and collapsed into the balance sheet line items “assets held for sale”, “liabilities associated with assets held for sale” and “non-controlling interest in perpetual care trusts associated with assets held for sale.” As of October 31, 2006, approximately $2.8 million of assets were reclassified as held for sale. Approximately $0.9 million of liabilities were reclassified as liabilities associated with assets held for sale, and approximately $0.3 million was reclassified as non-controlling interest in perpetual care trusts associated with assets held for sale. As of October 31, 2005, approximately $2.9 million of assets were reclassified as assets held for sale.

Approximately $0.8 million of liabilities were reclassified as liabilities associated with assets held for sale, and approximately $0.6 million was reclassified as non-controlling interest in perpetual care trusts associated with assets held for sale.
          In addition, the Company also changed its presentation of activities related to its preneed funeral and cemetery trusts beginning in the first quarter of 2007. These reclassifications are also being made within the 2006, 2005 and 2004 consolidated statements of cash flows included in these financial statements. Previously, all funeral and cemetery trust activities were included in the “net effect of preneed funeral production and maturities” and “net effect of preneed cemetery production and deliveries” line items. The Company now presents separate components of the funeral and cemetery trust activities within the following line items: changes in preneed receivables and trust investments, changes in deferred preneed revenue and changes in non-controlling interest. This new presentation has no effect on operating cash flows.
          The Company is filing the following historical annual financial information to show the effect of the reclassifications described above:
•	Selected financial data for the fiscal years ended October 31, 2002 through October 31, 2006;

•	Management’s discussion and analysis of financial condition and results of operations;

•	Consolidated financial statements as of October 31, 2006 and 2005 and for the years ended October 31, 2006, 2005 and 2004 and notes to the consolidated financial statements;

•	Consolidated schedule of valuation and qualifying accounts;

•	Ratio of earnings to fixed charges for the fiscal years ended October 31, 2002 through October 31, 2006
          Except as specifically set forth herein, as discussed above and in the unaudited subsequent event note included in the consolidated financial statements included in this Current Report on Form 8-K, this information does not reflect events occurring after the original filing date of the 2006 10-K on January 16, 2007.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6-Selected Financial Data

99.2	Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8-Consolidated Financial Statements as of October 31, 2006 and 2005 and for the years ended October 31, 2006, 2005 and 2004 and Notes to Consolidated Financial Statements Schedule II-Consolidated Schedule of Valuation and Qualifying Accounts

99.4	Ratio of Earnings to Fixed Charges

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has fully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
June 20, 2007	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 6-Selected Financial Data

99.2	Item 7-Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8-Consolidated Financial Statements as of October 31, 2006 and 2005 and for the years ended October 31, 2006, 2005 and 2004 and Notes to Consolidated Financial Statements Schedule II-Consolidated Schedule of Valuation and Qualifying Accounts

99.4	Ratio of Earnings to Fixed Charges

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